UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Item 1. Reports to Stockholders.

Closed-end funds

Strategic Global Income

Fund, Inc.

Annual Report

November 30, 2012

Strategic Global Income Fund, Inc.

Managed distribution policy—key points to note

•

The Fund has a managed distribution policy. Since June 2011, the Fund makes regular monthly distributions at an annualized rate equal to 6% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From August 2009 through the monthly distribution for May 2011, the annualized rate had been 7%.)

•

To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of the capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•

The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•

The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

January 15, 2013

Dear shareholder,

This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the 12 months ended November 30, 2012, and information regarding upcoming investment policy changes to permit greater investment flexibility.

As previously noted in the Fund’s last semi-annual report, dated May 31, 2012, the Fund announced the expansion of its portfolio management team; more details are provided at the conclusion of this letter.

Performance

Over the 12 months ended November 30, 2012, the Fund returned 12.13% on a net asset value basis, and generated an 11.42% return on a market price basis. The Fund’s benchmark, the Strategic Global Benchmark1 (the “Benchmark”), returned 8.37% during the same period. Finally, over the same period, the median returns for the Fund’s peer group, the Lipper Global Income Funds category, were 12.20% and 13.59% on a net asset value and market price basis, respectively. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 6.)

Strategic Global Income Fund, Inc.

Investment goals:

Primarily, high level of current income; secondarily, capital appreciation

Portfolio Management:

Portfolio management team, including Scott Dolan, John Dugenske, Craig Ellinger, Brian Fehrenbach and Uwe Schillhorn

UBS Global Asset Management (Americas) Inc.

Commencement:

February 3, 1992

NYSE symbol:

SGL

Distribution payments:

Monthly

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”)2 per share during the reporting period. At the close of the preceding annual reporting period, November 30, 2011, the Fund traded at a discount of 7.4%; at the close of the current reporting period, November 30, 2012, the Fund traded at a discount of 8.5%. As of these same dates, the Lipper peer group medians reported discounts of 5.3% and 1.5%, respectively.

Investment Policy Changes

Based upon a recommendation made by UBS Global Asset Management (Americas) Inc. (“UBS Global AM,” the Fund’s investment advisor), the Board of the Fund approved a change to the Fund’s investment policies regarding below investment grade securities. Effective March 1, 2013, the Fund will have more flexibility to invest in fixed income securities of US and non-US issuers that are below investment grade (basically, reducing the minimum percentage that the Fund normally invests in investment grade securities from 65% to 50%). In addition, also upon UBS Global AM’s recommendation, the Board expanded the ability of the Fund to invest in mortgage-backed securities, changing a prior policy that imposed a 20% cap and by allowing for up to 40% of the Fund’s assets to be invested in a wider array of mortgage-backed securities, also effective March 1, 2013.

[1]

The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

[2]

A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Strategic Global Income Fund, Inc.

Also as of that date, the Fund may begin employing the use of a certain type of portfolio transaction—referred to as “dollar rolls”—in order to add a degree of economic leverage in an attempt to enhance returns. Such transactions may be initiated or closed out at any time as believed appropriate.

More information regarding these changes, including a summary of certain risks, can be found in the “General Information” portion of this report under the captions “Changes to the Fund’s non-fundamental investment policies” and “Use of leverage through investment in dollar roll transactions.”

An interview with the Portfolio Managers

Q.	How would you describe the global economic environment during the reporting period?
A.	While the overall US economy continued to grow, the pace of the expansion was mixed during the reporting period. Looking back, the Commerce Department reported that gross domestic product (“GDP”) growth in the US was 4.1% during the fourth quarter of 2011. This was followed by readings of 2.0% and 1.3% growth rates in the first and second quarters of 2012, respectively. On December 20, 2012, after the Fund’s reporting period had ended, the Commerce Department’s final estimate for third quarter 2012 GDP growth came in at 3.1%.

Outside the US, growth in many other developed countries was not as strong and, in some cases, fell back into a recessionary state. In October, the International Monetary Fund (“IMF”) stated that “Risks for a serious global slowdown are alarmingly high.” Against this backdrop, the IMF projected that global growth would decline from 3.8% in 2011 to 3.3% in 2012. Given the repercussions from the sovereign debt crisis, the IMF anticipates that growth in the Eurozone will contract 0.4% in 2012. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that emerging market growth will fall from 6.2% in 2011 to 5.3% in 2012.

Q.	How did the global bond market perform during the fiscal year?
A.

Overall, US spread sectors[3] generated strong results during the reporting period. While there were periods of weakness, typically triggered by macro issues such as the European sovereign debt crisis, concerns about global growth and uncertainties surrounding both the US November elections and the “fiscal cliff,” these setbacks proved only temporary in nature. All told, the spread sectors generally outperformed equal duration Treasuries during the reporting period. In particular, lower rated, higher yielding securities produced the strongest results over the 12 months ended November 30, 2012.

The emerging markets debt asset class generated very strong results during the period. Supporting this asset class was generally robust demand from investors looking to generate incremental yield in the low interest rate environment. Although economic growth in emerging market countries moderated during the reporting period, it remained significantly higher than most developed economies. In addition, investor sentiment was buoyed late in the period as the US Federal Reserve Board (Fed), the European Central Bank and the Bank of Japan all introduced new policy accommodation programs to help stimulate growth.

Q.	How did you position the portfolio from a duration standpoint?
A.	Even though it rose from 4.0 to 5.5 years, the Fund’s duration was shorter than its benchmark during the reporting period, due to our expectations of continued modest global growth and the potential for rising interest rates in the future. The Fund’s duration positioning was a negative for results over the period. (Duration measures a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds comprising the portfolio.)

[3]

A spread sector refers to non-government fixed income sectors, such as high yield bonds, commercial mortgage-backed securities (CMBS) and investment grade corporate bonds. The spread measures the difference between the yields paid on non-government securities versus those paid on government securities (in this example, US Treasuries) of comparable duration.

Strategic Global Income Fund, Inc.

Q.	Which currency strategies did you use during the period?
A.	We tactically adjusted the Fund’s currency exposures during the reporting period. Overall, our currency positioning was beneficial for results, in part due to our allocations to developed country currencies. For example, our short Japanese yen versus the US dollar was beneficial to Fund performance.

Q.	Which other strategies impacted the Fund’s results over the period?
A.	Spread management was positive over the period, especially due to the Fund’s out-of-benchmark exposure to the spread sectors. In particular, the Fund’s allocations to US investment grade bonds, high yield bonds and commercial mortgage-backed securities added value as their spreads narrowed. Within the US credit market, our overweight to the financial subsector was beneficial. We believed this positioning was appropriate given our expectations for continued positive growth in the US and improving fundamentals in the US financial industry. We also felt that US financials were attractively valued versus other fixed income sectors.

Q.	How was the Fund positioned at the end of the reporting period?
A.	We tactically adjusted the Fund’s spread sector exposure during the period. For example, we increased the Fund’s exposures to both US investment grade bonds and US high yield bonds given our positive views on the US credit market. We actively participated in the new issue market and looked to capture profits in credit holdings that reached our view of fair value. In contrast, we reduced the Fund’s allocation to short-term non-US sovereign debt. In particular, we pared our exposure to short-term benchmark European developed market debt given its extremely low yields, which we feel are unsustainable in the long run.

Q.	What derivative instruments had the greatest impact on performance during the reporting period?
A.	The Fund utilized various currency derivatives, such as currency forwards, options and swaps, to manage its currency exposures across both developed and emerging markets currencies. These instruments were successful in helping us adjust the Fund’s currency exposures. In addition, our overall currency strategy had a positive impact on performance over the period. (Currency forwards are agreements based on the exchange rates between currencies at a future date.)

As part of its spread management strategy, the Fund utilized various credit derivatives (such as credit default swaps and structured notes) in an attempt to efficiently gain or hedge risk exposures across markets, sectors and issuers. As previously noted, overall spread management strategy significantly contributed to performance over the period.

Lastly, the Fund’s use of several different interest rate derivatives (such as interest rate swaps, futures and swaptions) to adjust its duration and yield curve positioning had minimal impact on performance. As previously noted, our overall duration and yield curve management strategies detracted from performance over the review period.

A separate discussion providing an update on the Fund’s expanded use of derivatives appears in the “General Information” portion of this report under the caption “Update regarding the use of derivatives by the Fund.”

Q.	What is your outlook on the global economy and fixed income markets?
A.	Overall, we believe that global growth could modestly improve in 2013, in part given continued aggressive central bank policy accommodation. However, it’s likely that growth will be far from robust. We maintain our positive outlook for the US spread sectors, although returns in 2013 could be more muted versus what we experienced in 2012. Spreads have substantially narrowed since the credit crisis and we feel interest rate risk has increased given historically low rates in many developed countries. In addition, a number of unresolved macro issues could trigger periods of increased volatility in the coming months. As such, we expect to continue to tactically adjust our spread sector exposure. Furthermore, we feel that the Fund’s shorter duration exposure is appropriate.

Strategic Global Income Fund, Inc.

We maintain our positive long-term outlook for the emerging markets debt asset class. We have continued our local currency exposure, although we have become more cautious in terms of local duration exposure given our outlook for 2013. Looking ahead, we believe the gap between growth rates between emerging and developed counties will likely remain in place in 2013. We feel this should be supportive for the emerging markets debt asset class over the long-term.

Sincerely,

Mark E. Carver	Scott Dolan
President	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

John Dugenske, CFA	Craig Ellinger, CFA
Portfolio Manager	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Brian Fehrenbach, CFA	Uwe Schillhorn, CFA
Portfolio Manager	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended November 30, 2012. The views and opinions in the letter were current as of January 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Strategic Global Income Fund, Inc. portfolio management team expansion

(The following portfolio management team update is very similar to one that appeared in the Fund’s last semi-annual report. It has been updated slightly and repeated in the Fund’s annual report in light of certain regulatory requirements applicable to annual reports.)

During the reporting period, the Fund issued a press release announcing the expansion of its portfolio management team. Information regarding the new team is repeated below.

Effective mid-May 2012, the Fund’s investment team was expanded from a team-based structure with a single lead portfolio manager to one led by multiple portfolio managers. Uwe Schillhorn, Head of Emerging Markets Debt at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), who had been the lead portfolio manager for the Fund, was joined by the following individuals, each of whom will focus on specific aspects of managing the Fund:

Scott Dolan, Managing Director of UBS Global AM

Years of investment industry experience: 24

Mr. Dolan is a member of the Global Fixed Income Investment Committee. In his current role, he is responsible for overseeing the overall strategy and portfolio management of multi-sector and securitized debt portfolios. Mr. Dolan has been with UBS Global AM since 2008.

John Dugenske, CFA, Managing Director of UBS Global AM

Years of investment industry experience: 24

Mr. Dugenske is a member and the chairman of the Global Fixed Income Investment Committee. As Head of North American Fixed Income, he has overall responsibility across all fixed income investment capabilities at UBS Global AM. Mr. Dugenske has been with the firm since 2009.

Craig Ellinger, CFA, Managing Director of UBS Global AM

Years of investment industry experience: 22

Mr. Ellinger is a member of the Global Fixed Income Investment Committee. In his current role, he is responsible for managing all aspects of UBS Global AM’s US investment grade and global high yield business. Mr. Ellinger joined the firm in 2000.

Brian Fehrenbach, CFA, Managing Director of UBS Global AM

Years of investment industry experience: 26

Mr. Fehrenbach is a member of the Global Fixed Income Investment Committee. In his current role, he is responsible for overseeing the overall strategy and portfolio management of multi-sector funds and unconstrained strategies at UBS Global AM. Mr. Fehrenbach has been with the firm since 2006.

Mr. Schillhorn, who has been involved in the management of the Fund since November 2003, continues to be part of the management team, with a focus on overseeing investment decisions relating to the emerging markets debt sector. Mr. Schillhorn is also a member of the Global Fixed Income Investment Committee.

UBS Global AM believes that this new team structure better aligns the Fund with its multi-sector investment strategy. It furthermore advances an investment approach that has already been employed to a degree with the Fund, as Mr. Schillhorn has historically drawn upon the fuller array of resources of UBS Global AM’s Fixed Income team, benefiting from the insights and opportunities identified by his colleagues to make investment decisions for the Fund.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/12

Net asset value returns	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	12.13%	10.47%	9.92%
Lipper Global Income Funds median	12.20	9.57	11.37
Market price returns

Strategic Global Income Fund, Inc.	11.42%	11.33%	8.36%
Lipper Global Income Funds median	13.59	9.94	11.72
Index returns

Strategic Global Benchmark[1]	8.37%	7.12%	8.42%
Citigroup World Government Bond Index[2]	3.49	5.36	6.66

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]

The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

[2]

The Citigroup World Government Bond Index is an unmanaged broad-based market capitalization weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Global Income Funds” category, which includes both leveraged and non-leveraged closed-end funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	11/30/12		05/31/12		11/30/11
Net asset value	$11.70		$11.14		$11.37
Market price	$10.71		$10.53		$10.52
12-month dividends/distributions	$0.9687		$0.9735		$1.7725
Monthly dividend/distribution at period-end	$0.0581		$0.0567		$0.0574
Net assets (mm)	$213.6		$203.5		$207.6
Weighted average maturity (yrs.)	8.7		6.3		5.6
Duration (yrs.)[2]	5.5		4.9		4.0

Currency exposure[3]	11/30/12		05/31/12		11/30/11
US dollar denominated	61.1%		57.2%		67.7%
Foreign denominated	38.9		42.8		32.3
Total	100.0%		100.0%		100.0%

Top ten countries (bond holdings)[4]	11/30/12		05/31/12		11/30/11
United States	48.0%	United States	42.8%	United States	46.7%
Germany	6.9	Germany	13.6	Germany	15.5
Cayman Islands	3.8	Argentina	3.7	Cayman Islands	3.6
Argentina	3.6	Cayman Islands	3.5	Argentina	3.2
United Kingdom	3.4	Netherlands	3.1	Russia	2.7
France	3.0	France	3.1	United Kingdom	2.4
Netherlands	2.5	United Kingdom	2.6	India	2.3
India	2.2	India	2.2	Venezuela	2.2
Brazil	2.2	Mexico	2.1	Malaysia	2.0
Norway	2.1	Malaysia	2.1	South Africa	2.0
Total	77.7%		78.8%		82.6%

Credit quality[5]	11/30/12		05/31/12		11/30/11
AAA	3.7%		1.5%		5.9%
US Treasury[6]	8.5		16.9		9.1
US Agency[6,7]	9.0		3.3		—
AA	3.6		6.2		6.6
A	8.7		7.1		12.5
BBB	13.6		11.3		12.7
BB	11.0		5.0		4.2
B	5.2		4.9		8.0
CCC	0.2		1.1		1.9
CC	0.5		—		—
D	1.3		1.3		0.3
Non-rated	32.8		40.9		28.6
Cash equivalents	5.1		2.6		11.1
Other assets less liabilities	(3.2)		(2.1)		(0.9)
Total	100.0%		100.0%		100.0%

[1]	Prices and other characteristics will vary over time.
[2]

Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.

[3]	Exposure represents a percentage of market value as of dates indicated.
[4]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]

Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Rating reflected represents S&P individual debt issue credit rating. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table.

[6]

S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of November 30, 2012 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.

[7]	Includes agency debentures and agency mortgage-backed securities.

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets As of November 30, 2012

Bonds
Corporate bonds
Aerospace & defense	0.05%
Auto components	0.01
Auto parts & equipment	0.01
Automobiles	0.03
Beverages	0.02
Building products	0.22
Capital markets	3.34
Chemicals	0.53
Commercial banks	2.77
Commercial services & supplies	0.31
Computers & peripherals	0.57
Construction materials	0.14
Consumer finance	1.55
Containers & packaging	0.15
Diversified financial services	6.00
Diversified telecommunication services	0.11
Electric utilities	0.02
Electrical equipment	0.01
Electronic equipment, instruments & components	0.26
Energy equipment & services	0.32
Entertainment	0.04
Food & staples retailing	0.02
Food products	0.26
Gas utilities	0.04
Health care providers & services	0.13
Health care technology	0.03
Health services	0.10
Hotels, restaurants & leisure	0.41
Household durables	0.01
Independent power producers & energy traders	0.12
Industrial conglomerates	0.25
Insurance	1.64
Internet software & services	0.03
Leisure equipment & products	0.01
Machinery	0.57
Media	0.41
Metals & mining	1.06
Multiline retail	0.01
Multi-utilities	0.47
Non-food & drug retailers	0.04
Oil, gas & consumable fuels	6.30
Paper & forest products	0.08
Pharmaceuticals	0.04
Real estate investment trust (REIT)	0.10
Real estate management & development	0.04
Software	0.04
Specialty retail	0.09
Telecommunications	0.03
Tobacco	0.38
Trading companies & distributors	0.02
Wireless telecommunication services	0.23

Total corporate bonds	29.42%

Asset-backed securities	0.49%
Collateralized debt obligations	4.86
Commercial mortgage-backed securities	8.01
Mortgage & agency debt securities	10.81
Municipal bonds	2.20
US government obligations	8.54
Non-US government obligations	27.97
Structured notes	4.08

Total bonds	96.38%

Common stocks	0.01
Short-term investment	5.13
Options purchased	1.70

Total investments	103.22%
Liabilities, in excess of cash and other assets	(3.22)

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Security description	Face amount		Value
Bonds: 96.38%
Corporate bonds: 29.42%
Australia: 0.52%
Sydney Airport Finance Co. Pty Ltd., 8.000%, due 07/06/15	AUD	1,000,000	$1,121,442

Brazil: 0.53%
Petrobras International Finance Co., 5.375%, due 01/27/21		$1,000,000	1,125,150

Canada: 0.15%
Connacher Oil and Gas Ltd., 8.500%, due 08/01/19[1]		35,000	25,988
Inmet Mining Corp., 8.750%, due 06/01/20[1]		25,000	27,000
Nova Chemicals Corp., 8.625%, due 11/01/19		115,000	131,100
Novelis, Inc., 8.375%, due 12/15/17		50,000	55,000
Teck Resources Ltd., 6.250%, due 07/15/41		65,000	74,143
Total Canada corporate bonds			313,231

Cayman Islands: 0.92%
China Liansu Group Holdings Ltd., 7.875%, due 05/13/16[2]		400,000	412,000
China Shanshui Cement Group Ltd., 10.500%, due 04/27/17[2]		260,000	292,500
Hutchison Whampoa International 12 II Ltd., 3.250%, due 11/08/22[1]		530,000	536,467
Seagate HDD Cayman, 7.750%, due 12/15/18		50,000	54,375
Transocean, Inc., 6.800%, due 03/15/38		500,000	604,534
Vale Overseas Ltd., 6.875%, due 11/21/36		50,000	61,873
Total Cayman Islands corporate bonds			1,961,749

Croatia: 0.20%
Agrokor DD, 8.875%, due 02/01/20[1]		400,000	426,000

Czech Republic: 0.11%
EP Energy AS, 5.875%, due 11/01/19[1]	EUR	165,000	227,033

France: 0.32%
GDF Suez, 2.875%, due 10/10/22[1]		$690,000	692,574

Security description	Face amount		Value
Ireland: 0.10%
Ardagh Packaging Finance PLC, 9.125%, due 10/15/20[1]		$200,000	$216,000

Kazakhstan: 1.14%
KazMunayGas National Co., 8.375%, due 07/02/13[2]		2,350,000	2,438,125

Luxembourg: 0.56%
ArcelorMittal, 5.000%, due 02/25/17		1,000,000	1,006,616
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20		125,000	133,438
Wind Acquisition Finance SA, 11.750%, due 07/15/17[1]		50,000	51,125
Total Luxembourg corporate bonds			1,191,179

Mexico: 0.11%
America Movil SAB de CV, 5.000%, due 03/30/20		210,000	246,968

Netherlands: 0.45%
LyondellBasell Industries NV, 6.000%, due 11/15/21		800,000	955,000

Norway: 1.33%
Eksportfinans ASA, 1.600%, due 03/20/14	JPY	152,000,000	1,774,009
3.000%, due 11/17/14		$35,000	34,825
5.500%, due 06/26/17		1,000,000	1,051,500
Total Norway corporate bonds			2,860,334

Russia: 2.05%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18[2]		1,900,000	2,244,375
VEB Finance Ltd., 6.800%, due 11/22/25[2]		1,800,000	2,126,250
Total Russia corporate bonds			4,370,625

South Africa: 0.06%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20		125,000	127,340

Ukraine: 0.91%
Biz Finance PLC, 11.000%, due 02/03/14	UAH	10,800,000	1,041,758
Naftogaz Ukraine, 9.500%, due 09/30/14		$880,000	900,900
Total Ukraine corporate bonds			1,942,658

United Kingdom: 1.55%
Barclays Bank PLC, 5.140%, due 10/14/20		1,000,000	1,044,201

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Security description	Face amount		Value
Bonds—(continued)
Corporate bonds—(continued)
United Kingdom—(concluded)
FCE Bank PLC, 5.125%, due 11/16/15	GBP	500,000	$862,761
Lloyds TSB Bank PLC, 6.500%, due 03/24/20	EUR	1,000,000	1,414,478
Total United Kingdom corporate bonds			3,321,440

United States: 17.97%
AES Corp., 8.000%, due 10/15/17		$75,000	86,062
Ally Financial, Inc., 8.300%, due 02/12/15		505,000	564,337
Altria Group, Inc., 9.950%, due 11/10/38		500,000	826,676
AMC Entertainment, Inc., 9.750%, due 12/01/20		25,000	28,125
American International Group, Inc., 4.375%, due 04/26/16	EUR	500,000	701,322
4.875%, due 06/01/22		$250,000	281,290
AmeriGas Finance LLC, 6.750%, due 05/20/20		30,000	32,700
Anadarko Petroleum Corp., 6.450%, due 09/15/36		500,000	627,784
ArcelorMittal USA LLC, 6.500%, due 04/15/14		520,000	542,297
Arch Coal, Inc., 7.250%, due 10/01/20		100,000	89,750
8.750%, due 08/01/16		25,000	25,250
AT&T, Inc., 6.500%, due 09/01/37		125,000	163,641
Atlas Pipeline Partners LP, 8.750%, due 06/15/18		25,000	26,687
Avis Budget Car Rental LLC, 7.750%, due 05/15/16		44,000	45,155
Bank of America Corp., 6.000%, due 09/01/17		1,000,000	1,163,569
BE Aerospace, Inc., 6.875%, due 10/01/20		100,000	111,500
Berry Petroleum Co., 6.750%, due 11/01/20		50,000	53,500
Boyd Gaming Corp., 9.125%, due 12/01/18		30,000	30,225
Brunswick Corp., 11.250%, due 11/01/16[1]		25,000	28,406
Burlington Coat Factory Warehouse Corp., 10.000%, due 02/15/19		25,000	27,375

Security description	Face amount		Value
Caesars Entertainment Operating Co., Inc., 10.000%, due 12/15/15		$50,000	$42,500
10.000%, due 12/15/18		15,000	9,562
Capital One Capital III, 7.686%, due 08/15/36		30,000	30,148
Case New Holland, Inc., 7.875%, due 12/01/17		1,025,000	1,206,937
CB Richard Ellis Services, Inc., 11.625%, due 06/15/17		25,000	27,594
CDW LLC, 8.500%, due 04/01/19		50,000	53,875
12.535%, due 10/12/17		50,000	53,500
Celanese US Holdings LLC, 6.625%, due 10/15/18		25,000	27,437
Chrysler Group LLC, 8.000%, due 06/15/19		55,000	60,019
CIT Group, Inc., 4.250%, due 08/15/17		1,750,000	1,788,549
4.750%, due 02/15/15[1]		170,000	176,375
5.500%, due 02/15/19[1]		75,000	79,875
Citigroup, Inc., 0.847%, due 05/31/17[5]	EUR	1,900,000	2,261,006
5.500%, due 02/15/17		$750,000	832,311
CityCenter Holdings LLC, 10.750%, due 01/15/17[6]		52,875	56,973
Clearwire Communications LLC, 12.000%, due 12/01/15[1]		20,000	21,100
Coleman Cable, Inc., 9.000%, due 02/15/18		15,000	15,994
Comcast Corp., 6.950%, due 08/15/37		100,000	135,739
Community Health Systems, Inc., 7.125%, due 07/15/20		175,000	185,062
8.000%, due 11/15/19		25,000	27,219
Constellation Brands, Inc., 7.250%, due 05/15/17		40,000	46,975
Cricket Communications, Inc., 7.750%, due 05/15/16		50,000	52,875
Crosstex Energy, 8.875%, due 02/15/18		180,000	195,300
Dell, Inc., 5.400%, due 09/10/40		1,000,000	1,023,185
Denbury Resources, Inc., 8.250%, due 02/15/20		100,000	113,000
Diamond Resorts Corp., 12.000%, due 08/15/18		70,000	75,600
DirecTV Holdings LLC, 6.000%, due 08/15/40		160,000	174,429
DISH DBS Corp., 7.750%, due 05/31/15		25,000	28,187
7.875%, due 09/01/19		130,000	153,725
DPL, Inc., 7.250%, due 10/15/21		50,000	52,750

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Security description	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
DuPont Fabros Technology LP, 8.500%, due 12/15/17	$125,000	$137,187
El Paso Corp., 7.250%, due 06/01/18	1,000,000	1,155,917
7.750%, due 01/15/32	105,000	123,198
Energy Transfer Partners LP, 7.500%, due 07/01/38	1,075,000	1,405,874
Equinix, Inc., 8.125%, due 03/01/18	50,000	55,000
ExamWorks Group, Inc., 9.000%, due 07/15/19	80,000	84,800
Felcor Lodging LP, 6.750%, due 06/01/19	25,000	26,312
Ferrellgas Partners-LP, 9.125%, due 10/01/17	35,000	37,625
Fidelity National Financial, Inc., 5.500%, due 09/01/22	340,000	379,152
First Data Corp., 9.875%, due 09/24/15	75,000	76,687
Ford Motor Credit Co. LLC, 4.250%, due 09/20/22	860,000	893,074
Frontier Communications Corp., 9.000%, due 08/15/31	60,000	63,750
General Motors Financial Co., Inc., 4.750%, due 08/15/17[1]	940,000	978,339
Georgia Gulf Corp., 9.000%, due 01/15/17[1]	27,000	30,105
Georgia-Pacific LLC, 8.875%, due 05/15/31	100,000	152,101
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	250,000	296,746
6.150%, due 04/01/18	1,000,000	1,168,140
Goodyear Tire & Rubber Co., 7.000%, due 05/15/22	20,000	21,350
Hartford Financial Services Group, Inc., 6.625%, due 04/15/42	60,000	75,248
HCA, Inc., 5.875%, due 03/15/22	25,000	27,187
8.500%, due 04/15/19	25,000	28,062
Host Hotels & Resorts LP, Series Q, 6.750%, due 06/01/16	61,000	62,563
International Lease Finance Corp., 7.125%, due 09/01/18[1]	75,000	86,813
8.625%, due 09/15/15	90,000	100,238
8.750%, due 03/15/17	60,000	68,625
Iron Mountain, Inc., 8.375%, due 08/15/21	325,000	359,125
JC Penney Corp., Inc., 7.125%, due 11/15/23	30,000	25,950
JMC Steel Group, 8.250%, due 03/15/18[1]	20,000	20,600

Security description	Face amount	Value
Key Energy Services, Inc., 6.750%, due 03/01/21	$75,000	$75,188
Kinder Morgan Energy Partners LP, 6.500%, due 09/01/39	85,000	104,846
Level 3 Financing, Inc., 8.625%, due 07/15/20	25,000	27,188
Liberty Mutual Group, Inc., 10.750%, due 06/15/58[1,5]	35,000	51,975
Limited Brands, Inc., 7.600%, due 07/15/37	25,000	26,063
Linn Energy LLC, 7.750%, due 02/01/21	100,000	105,500
8.625%, due 04/15/20	100,000	109,250
Marina District Finance Co., Inc., 9.500%, due 10/15/15	35,000	33,863
Masco Corp., 7.125%, due 03/15/20	25,000	29,310
McClatchy Co., 11.500%, due 02/15/17	30,000	33,075
MedAssets, Inc., 8.000%, due 11/15/18	50,000	54,250
Mercer International, Inc., 9.500%, due 12/01/17	25,000	26,500
Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	2,500,000	3,007,173
MetLife, Inc., 6.400%, due 12/15/36	500,000	531,183
MGM Resorts International, 10.000%, due 11/01/16	105,000	119,963
Michael Foods, Inc., 9.750%, due 07/15/18	100,000	111,000
Michaels Stores, Inc., 7.750%, due 11/01/18	50,000	54,188
Morgan Stanley, 6.375%, due 07/24/42	525,000	615,008
6.625%, due 04/01/18	1,750,000	2,038,006
Multiplan, Inc., 9.875%, due 09/01/18[1]	100,000	110,750
Murray Energy Corp., 10.250%, due 10/15/15[1]	85,000	80,750
Mylan, Inc., 7.625%, due 07/15/17[1]	50,000	56,188
News America, Inc., 6.200%, due 12/15/34	65,000	79,408
Nexstar Broadcasting, Inc., 8.875%, due 04/15/17	50,000	54,625
Niska Gas Storage US LLC, 8.875%, due 03/15/18	40,000	40,600
NRG Energy, Inc., 8.250%, due 09/01/20	100,000	111,000
8.500%, due 06/15/19	50,000	54,625
ONEOK Partners LP, 8.625%, due 03/01/19	250,000	328,519
Owens Corning, 6.500%, due 12/01/16	36,000	40,699

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Security description	Face amount	Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16	$100,000	$114,000
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]	1,000,000	1,421,796
Peabody Energy Corp., 7.375%, due 11/01/16	50,000	57,500
Petco Animal Supplies, Inc., 9.250%, due 12/01/18[1]	45,000	49,950
Petrohawk Energy Corp., 6.250%, due 06/01/19	1,000,000	1,141,668
QEP Resources, Inc., 6.875%, due 03/01/21	100,000	114,750
Quicksilver Resources, Inc., 7.125%, due 04/01/16	50,000	40,500
QVC, Inc., 7.500%, due 10/01/19[1]	75,000	82,601
Range Resources Corp., 5.750%, due 06/01/21	25,000	26,563
Regions Financial Corp., 5.750%, due 06/15/15	50,000	54,000
Royal Caribbean Cruises Ltd., 7.250%, due 06/15/16	225,000	253,125
7.500%, due 10/15/27	125,000	140,000
Samson Investment Co., 9.750%, due 02/15/20[1]	60,000	63,450
SandRidge Energy, Inc., 7.500%, due 03/15/21	50,000	52,125
Sanmina-SCI Corp., 7.000%, due 05/15/19[1]	550,000	550,000
Sempra Energy, 9.800%, due 02/15/19	225,000	315,452
Sinclair Television Group, Inc., 9.250%, due 11/01/17[1]	20,000	22,000
Southern Copper Corp., 3.500%, due 11/08/22	325,000	332,228
Sprint Nextel Corp., 9.000%, due 11/15/18[1]	25,000	30,813
9.125%, due 03/01/17	25,000	29,375
SquareTwo Financial Corp., 11.625%, due 04/01/17	200,000	187,000
Standard Pacific Corp., 10.750%, due 09/15/16	25,000	30,625
Suburban Propane Partners LP, 7.500%, due 10/01/18[1]	84,000	89,880
SunTrust Bank, 7.250%, due 03/15/18	235,000	288,775
SUPERVALU, Inc., 8.000%, due 05/01/16	35,000	32,200
Swift Energy Co., 7.875%, due 03/01/22	25,000	25,875
Tenet Healthcare Corp., 6.875%, due 11/15/31	50,000	43,750

Security description	Face amount	Value
Tesoro Corp., 5.375%, due 10/01/22	$500,000	$520,000
9.750%, due 06/01/19	40,000	46,000
Time Warner Cable, Inc., 6.550%, due 05/01/37	145,000	180,759
Tomkins LLC, 9.000%, due 10/01/18	17,000	19,040
US Foodservice, 8.500%, due 06/30/19[1]	15,000	15,150
Valero Energy Corp., 6.625%, due 06/15/37	160,000	194,184
7.500%, due 04/15/32	750,000	970,845
Warner Chilcott Co. LLC, 7.750%, due 09/15/18	30,000	31,725
Whiting Petroleum Corp., 6.500%, due 10/01/18	15,000	16,163
XL Group PLC, Series E, 6.500%, due 04/15/17[5,7]	40,000	36,240
Yonkers Racing Corp., 11.375%, due 07/15/16[1]	225,000	242,438
Total United States corporate bonds		38,376,458

Venezuela: 0.44%
Petroleos de Venezuela SA, 8.500%, due 11/02/17[1]	1,000,000	945,000
Total corporate bonds (cost $59,592,035)		62,858,306

Asset-backed securities: 0.49%
United States: 0.49%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.408%, due 08/25/35[5]	51,839	50,336
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, 0.358%, due 08/25/36[5]	1,027,517	907,262
Soundview Home Equity Loan Trust, Series 2005-OPT1, Class 2A4, 0.508%, due 06/25/35[5]	94,896	92,144
Total asset-backed securities (cost $893,215)		1,049,742

Collateralized debt obligations: 4.86%
Cayman Islands: 2.84%
Atrium CDO Corp., Series 5A, Class A2B, 0.632%, due 07/20/20[1,5]	2,000,000	1,860,000
BlueMountain CLO Ltd., Series 2005-1A, Class A2, 0.680%, due 11/15/17[1,5,8]	2,000,000	1,939,600
Mountain View Funding CLO, Series 2007-3A, Class A2, 0.674%, due 04/16/21[1,5]	2,500,000	2,275,000
Total Cayman Islands collateralized debt obligations		6,074,600

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Security description	Face amount		Value
Bonds—(continued)
Collateralized debt obligations—(concluded)
Netherlands: 2.02%
Boyne Valley CLO BV, Series 1X, Class F, 2.851%, due 02/12/22[2,5]	EUR	1,700,000	$663,347
Cadogan Square CLO BV, Series 2X, Class M, 6.640%, due 08/12/22[2,5]		2,000,000	981,915
Jubilee CDO BV, Series III X, Class A2, 1.305%, due 04/20/17[2,5,8]		700,000	883,364
Series III X, Class B, 2.105%, due 04/20/17[2,5,8]		1,500,000	1,787,833
Total Netherlands collateralized debt obligations			4,316,459
Total collateralized debt obligations (cost $7,501,980)			10,391,059

Commercial mortgage-backed securities: 8.01%
United States: 8.01%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.813%, due 04/10/49[5]		$2,950,000	3,307,042
Series 2007-4, Class AM, 5.987%, due 02/10/51[5]		3,963,000	4,351,980
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.888%, due 12/10/49[5]		4,950,000	5,537,273
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, 5.466%, due 06/12/47[5]		400,000	438,144
Series 2007-LD11, Class A4, 6.003%, due 06/15/49[5]		400,000	466,670
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.983%, due 08/12/45[1,5]		2,725,000	3,005,111
Total commercial mortgage-backed securities (cost $12,200,904)			17,106,220

Mortgage & agency debt securities: 10.81%
United States: 10.81%
Credit Suisse Mortgage Capital Certificates Series 2006-4, Class CB1, 4.105%, due 05/25/36[5]		144,295	115
Federal Home Loan Mortgage Corp.[9] 3.000%, due 05/15/27		6,011,848	724,025
3.000%, TBA		2,600,000	2,725,938

Security description	Face amount	Value
Government National Mortgage Association, IO Series 2012-26, Class GI, 3.500%, due 02/20/27	$5,919,300	$640,468
Series 2012-16, Class AI, 3.500%, due 10/20/38	5,076,728	608,192
Government National Mortgage Association Pools, G2 MA0022, 3.500%, due 04/20/42	11,134,239	12,152,674
G2 MA0089, 4.000%, due 05/20/42	2,143,750	2,336,910
JPMorgan Alternative Loan Trust Series 2006-A5, Class 2A6, 5.800%, due 10/25/36[5]	6,115,103	2,747,675
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3, 5.351%, due 09/25/36[5]	1,500,000	1,161,240
Total mortgage & agency debt securities (cost $26,339,954)		23,097,237

Municipal bonds: 2.20%
State of California, General Obligation Bonds, 7.300%, due 10/01/39	300,000	414,759
7.550%, due 04/01/39	1,625,000	2,362,116
State of Illinois, General Obligation Bonds 5.877%, due 03/01/19	1,650,000	1,913,291
Total municipal bonds (cost $4,327,969)		4,690,166

US government obligations: 8.54%
US Treasury Bonds, 2.750%, due 11/15/42	1,000,000	990,781
8.000%, due 11/15/21	725,000	1,133,209
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 01/15/22[10]	2,044,820	2,243,391
US Treasury Notes, 0.500%, due 07/31/17	290,000	289,116
0.625%, due 05/31/17[10]	2,265,000	2,274,379
0.750%, due 10/31/17[10]	2,520,000	2,537,915
1.625%, due 08/15/22[10]	3,935,000	3,955,596
US Treasury STRIP Principal Bonds, 2.960%, due 11/15/40	11,000,000	4,826,019
Total US government obligations (cost $18,128,263)		18,250,406

Non-US government obligations: 27.97%
Argentina: 3.56%
Republic of Argentina, 0.000%, due 12/15/35[11]	3,200,825	254,366
1.337%, due 12/15/35[5]	11,700,000	954,946

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Security description	Face amount		Value
Bonds—(continued)
Non-US government obligations—(concluded)
Argentina—(concluded)
7.000%, due 09/12/13		$6,620,000	$6,278,702
7.000%, due 04/17/17		100,000	78,025
8.280%, due 12/31/33		45,889	27,763
Series 1, 8.750%, due 06/02/17		9,432	7,475
			7,601,277

Austria: 0.62%
Republic of Austria, 3.400%, due 11/22/22	EUR	885,000	1,324,556

Belarus: 1.05%
Republic of Belarus, 8.750%, due 08/03/15[2]		$2,225,000	2,247,250

Belgium: 0.72%
Kingdom of Belgium, 4.000%, due 03/28/22	EUR	1,010,000	1,533,839

Brazil: 1.65%
Notas do Tesouro Nacional, Series B, 6.000%, due 05/15/45[12]	BRL	2,530,000	3,533,647

Chile: 2.02%
Bonos de la Tesoreria de la Republica, 3.000%, due 07/01/17[12]	CLP	2,037,631,860	4,318,088

China: 0.25%
China Government Bond, 2.480%, due 12/01/20	CNY	3,500,000	538,206

France: 2.70%
French Treasury Note, 2.500%, due 07/25/16	EUR	2,620,000	3,662,999
Government of France, 3.500%, due 04/25/26		510,000	742,211
3.750%, due 04/25/21		590,000	889,866
4.500%, due 04/25/41		285,000	469,318
			5,764,394

Germany: 6.85%
Bundesrepublik Deutschland, 1.500%, due 04/15/16[12]		2,293,951	3,238,717
1.500%, due 09/04/22		2,740,000	3,605,485
2.500%, due 01/04/21		3,055,000	4,415,951
4.000%, due 01/04/37		1,230,000	2,123,091
4.750%, due 07/04/34		660,000	1,235,699
			14,618,943

Security description	Face amount		Value
Mexico: 1.08%
Mexican Udibonos, 4.000%, due 11/15/40[12]	MXN	4,920,000	$2,303,467

Norway: 0.76%
Government of Norway, 4.500%, due 05/22/19	NOK	7,825,000	1,612,507

South Africa: 2.01%
Republic of South Africa, 5.500%, due 12/07/23[12]	ZAR	26,282,721	4,289,715

Sweden: 1.47%
Government of Sweden, 5.000%, due 12/01/20	SEK	16,395,000	3,144,284

United Kingdom: 1.83%
UK Gilts, 2.250%, due 03/07/14	GBP	570,000	935,234
3.750%, due 07/22/52		85,000	154,562
4.250%, due 12/07/27		600,000	1,200,940
4.750%, due 03/07/20		810,000	1,612,171
			3,902,907

Venezuela: 1.40%
Republic of Venezuela, 8.250%, due 10/13/24[2]		$3,500,000	2,992,500
Total Non-US government obligations (cost $57,284,625)			59,725,580

Structured notes: 4.08%
Ghana: 0.74%
Standard Chartered Bank, 23.000%, due 08/21/17 (linked to Republic of Ghana, 23.000%, due 08/21/17)		2,800,000	1,572,421

India: 2.17%
Standard Chartered Bank, 8.130%, due 09/23/22[1] (linked to Indian Government Bonds, 8.130%, due 09/23/22)		4,828,773	4,632,060

Nigeria: 1.17%
HSBC Bank PLC, 15.250%, due 08/12/13[1,4] (linked to Nigeria Treasury Bill, 15.250%, due 08/08/13)	NGN	141,000,000	827,576

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Security description	Face amount	Value
Bonds—(continued)
Structured notes—(concluded)
Nigeria—(concluded)
HSBC Bank PLC, 15.475%, due 03/30/13[1,4] (linked to Nigeria Treasury Bill, 15.475%, due 03/28/13)	$1,740,507	$1,669,390
		2,496,966
Total structured notes (cost $9,054,477)		8,701,447
Total bonds (cost $195,323,422)		205,870,163
	Shares
Common stocks: 0.01%
United States: 0.01%
Washington Mutual Funding Tranche III*[3,8]	1,000	10
WMI Holdings Corp.*	19,801	9,504
Total common stocks (cost $10,890)		9,514

Short-term investment: 5.13%
Investment company: 5.13%
UBS Cash Management Prime Relationship Fund[13] (cost $10,963,080)	10,963,080	10,963,080
	Number of contracts
Options purchased*: 1.70%
Put options: 0.00%[14]
2 Year Euro-Dollar Midcurve, strike @ USD 98.88, expires December 2012	105	656
3 Year Euro-Dollar Midcurve, strike @ USD 98.13, expires December 2012	105	656
90 Day Euro-Dollar Time Deposit, strike @ USD 98.00, expires December 2012	200	1,250
		2,562
	Face amount covered by contracts
Call options: 0.01%
Foreign Exchange Option, Buy USD/CZK, strike @ CZK 20.40, expires December 2012	$2,430,000	1,555
Foreign Exchange Option, Buy USD/SAR, strike @ SAR 3.75, expires July 2013	7,487,500	13,016

Security description	Face amount covered by contracts		Value
Foreign Exchange Option, Buy USD/SGD, strike @ SGD 1.23, expires December 2012		$4,270,000	$2,396
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.87, expires February 2013		1,640,000	4,686
			21,653

Put options: 0.04%
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 1.98, expires December 2012		1,250,000	0
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 1.98, expires December 2012		1,840,000	2
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 1.98, expires December 2012		1,960,000	8
Foreign Exchange Option, Buy USD/CNY, strike @ CNY 6.22, expires January 2013		7,200,000	1,570
Foreign Exchange Option, Buy USD/CNY, strike @ CNY 6.29, expires January 2013		7,200,000	23,124
Foreign Exchange Option, Buy USD/SAR, strike @ SAR 3.75, expires July 2013		7,487,500	5,769
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.87, expires February 2013		1,640,000	65,063
			95,536
	Notional amount
Options purchased on interest rate swaps[8]: 1.65%
Expiring 01/06/14. If option exercised the Fund pays semi-annually 2.765% and receives semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 01/06/24. European style. Counterparty: DB	GBP	7,720,000	136,629

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Security description	Notional amount	Value
Options purchased—(concluded)
Options purchased on interest rate swaps[8]—(concluded)
Expiring 01/06/14. If option exercised the Fund pays semi-annually floating 6 month GBP LIBOR and receives semi-annually 2.765%. Underlying interest rate swap terminating 01/06/24. European style. Counterparty: DB	$7,720,000	$766,399
Expiring 06/14/13. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 3.410%. Underlying interest rate swap terminating 06/18/18. European style. Counterparty: DB	8,560,000	1,046,287
Expiring 06/14/21. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 5.080%. Underlying interest rate swap terminating 6/16/26. European style. Counterparty: DB	4,210,000	379,165
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB	14,000,000	43,641

Security description	Notional amount		Value
Expiring 12/08/14. If option exercised the Fund pays quarterly floating 3 month EURIBOR and receives annually 2.325%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB	EUR	48,000,000	$1,100,337
Expiring 12/24/13. If option exercised the Fund pays semi-annually 2.140% and receives semi-annually floating 6 month JPY LIBOR. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: JPMCB	JPY	350,000,000	42,013
			3,514,471
Total options purchased (cost $3,436,379)			3,634,222
Total investments: 103.22% (cost $209,733,771)			220,476,979

Liabilities, in excess of cash and other assets: (3.22)%			(6,867,636)
Net assets: 100.00%			$213,609,343

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $210,287,907; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$17,541,595
Gross unrealized depreciation	(7,352,523)
Net unrealized appreciation of investments	$10,189,072

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 25. Portfolio footnotes begin on page 23.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	BRL	340,000	EUR	128,496	02/04/13	$9,558
BB	INR	55,950,000	USD	1,013,752	12/19/12	(11,835)
BB	MXN	29,330,000	USD	2,210,665	12/19/12	(53,877)
BB	USD	1,079,225	BRL	2,200,000	12/19/12	(52,047)
BB	USD	2,049,521	CNY	12,830,000	01/25/13	567
BB	USD	996,861	IDR	9,699,460,000	12/19/12	12,484
BB	USD	1,647,748	INR	90,000,000	12/19/12	1,990
BB	USD	6,415,000	JPY	512,410,955	01/29/13	(195,346)
BB	USD	3,035,981	RUB	99,565,000	12/19/12	182,606
CSI	BRL	6,252,850	USD	3,033,092	12/19/12	113,642
CSI	CLP	2,083,610,000	USD	4,270,349	12/19/12	(53,342)
CSI	CNY	9,090,000	USD	1,440,057	01/10/13	(14,565)
CSI	EUR	214,021	BRL	577,000	02/04/13	(10,958)
CSI	EUR	3,310,000	SEK	28,508,282	01/29/13	(29,304)
CSI	HUF	11,802,000	USD	54,002	12/13/12	(513)
CSI	IDR	9,991,930,000	USD	1,038,123	12/19/12	(1,658)
CSI	INR	5,890,000	USD	103,789	12/19/12	(4,178)
CSI	KRW	1,104,920,500	USD	1,013,410	12/20/12	(6,194)
CSI	PLN	172,000	USD	53,870	12/13/12	(653)
CSI	RUB	3,375,000	USD	108,000	12/13/12	(1,243)
CSI	TRY	923,000	USD	512,650	12/13/12	(3,266)
CSI	USD	1,450,802	CNY	9,090,000	01/10/13	3,820
CSI	USD	212,180	INR	11,950,000	12/19/12	6,868
CSI	USD	14,328,465	NOK	82,450,000	01/29/13	195,921
CSI	USD	1,977,426	TRY	3,650,130	12/19/12	61,318
DB	BRL	2,281,000	EUR	856,071	02/04/13	56,336
DB	EUR	770,380	BRL	2,072,000	02/04/13	(41,737)
DB	MXN	29,330,000	USD	2,238,419	03/14/13	(8,307)
DB	USD	61,799	KRW	69,901,400	12/20/12	2,705
DB	USD	2,257,022	MXN	29,330,000	12/19/12	7,520
DB	USD	403,924	ZAR	3,520,000	12/19/12	(8,892)
GSI	CNY	9,663,000	USD	1,525,335	01/10/13	(20,981)
GSI	IDR	9,699,460,000	USD	1,003,565	12/19/12	(5,780)
GSI	RUB	49,730,000	USD	1,559,496	12/19/12	(48,100)
GSI	RUB	165,000	USD	5,240	03/14/13	(24)
GSI	USD	4,240,000	CAD	4,231,160	01/29/13	14,272
GSI	USD	5,309	RUB	165,000	12/19/12	25
GSI	USD	5,229	RUB	165,000	03/14/13	35
GSI	USD	3,076,446	ZAR	27,198,860	12/19/12	(24,049)
GSI	ZAR	30,718,860	USD	3,627,131	12/19/12	179,701

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Forward foreign currency contracts (concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	ZAR	27,198,860	USD	3,038,979	03/14/13	$23,316
HSBC	CAD	4,250,000	JPY	338,319,550	01/29/13	(166,686)
HSBC	EUR	3,350,000	JPY	356,217,225	01/29/13	(35,634)
HSBC	EUR	3,342,500	USD	4,263,111	01/29/13	(86,534)
HSBC	JPY	342,720,000	CAD	4,250,000	01/29/13	113,273
HSBC	USD	4,270,000	CAD	4,289,159	01/29/13	42,589
HSBC	USD	10,847,602	EUR	8,475,000	01/29/13	181,043
JPMCB	AUD	705,000	USD	723,523	01/29/13	(8,903)
JPMCB	CAD	4,008,142	AUD	3,940,000	01/29/13	63,241
JPMCB	CAD	2,110,000	USD	2,125,032	01/29/13	3,507
JPMCB	GBP	1,025,000	USD	1,633,578	01/29/13	(8,413)
JPMCB	GBP	8,915,000	USD	14,300,944	01/29/13	19,625
JPMCB	NOK	6,660,000	USD	1,172,032	01/29/13	(1,193)
JPMCB	RUB	50,000,000	USD	1,588,815	12/19/12	(27,510)
JPMCB	SEK	5,270,000	USD	789,842	01/29/13	(992)
JPMCB	TRY	2,250,000	USD	1,233,282	12/19/12	(23,433)
JPMCB	USD	3,599,943	CNY	22,554,000	01/25/13	3,929
JPMCB	USD	2,001,627	EUR	1,560,000	01/29/13	28,425
JPMCB	USD	1,099,943	EUR	845,000	01/29/13	(332)
JPMCB	USD	682,629	GBP	430,000	01/29/13	6,206
JPMCB	USD	9,349,371	JPY	745,200,000	01/29/13	(304,119)
MLI	BRL	2,147,000	EUR	807,143	02/04/13	54,800
MLI	EUR	806,978	BRL	2,174,000	02/04/13	(42,066)
MSCI	AUD	4,100,000	USD	4,246,685	01/29/13	(12,817)
RBS	EUR	6,490,000	GBP	5,215,241	01/29/13	(91,018)
RBS	USD	15,193,722	EUR	11,705,000	01/29/13	38,170
SEB	NOK	24,388,223	GBP	2,645,000	01/29/13	(59,089)
SEB	NOK	36,580,000	SEK	42,669,838	01/29/13	(40,751)
SSB	GBP	1,335,000	USD	2,139,351	01/29/13	758
SSB	SEK	58,160,000	USD	8,687,690	01/29/13	(39,995)
Net unrealized depreciation on forward foreign currency contracts						$(118,084)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 174 contracts (USD)	March 2013	$28,743,590	$28,873,125	$129,535
US Treasury futures sell contracts:
10 Year US Treasury Notes, 105 contracts (USD)	March 2013	(13,977,174)	(14,032,266)	(55,092)
Net unrealized appreciation on futures contracts				$74,443

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Options written

	Expiration date	Premiums received	Value
Put options
90 Day Euro-Dollar Time Deposit, 200 contracts, strike @ USD 96.00	December 2012	$89,300	$(1,250)
Foreign Exchange Option, Sell USD/BRL, USD 690,000 face amount covered by contracts, strike @ BRL 2.01	December 2012	7,907	(11)
Foreign Exchange Option, Sell USD/BRL, USD 920,000 face amount covered by contracts, strike @ BRL 2.01	December 2012	10,819	(24)
Foreign Exchange Option, Sell USD/BRL, USD 980,000 face amount covered by contracts, strike @ BRL 2.01	December 2012	7,130	(62)
Options written on interest rate swaps[8]
If option exercised the Fund receives annually 3.325% and pays quarterly floating 3 month EURIBOR. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	233,238	(21,234)
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	270,235	(804,044)
If option exercised the Fund receives quarterly floating 3 month USD LIBOR and pays semi-annually 4.700%. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: DB, Notional Amount USD 10,600,000	June 2016	417,885	(1,341,116)
If option exercised the Fund receives semi-annually 1.620% and pays semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 01/06/16. European style. Counterparty: BB, Notional Amount GBP 35,000,000	January 2014	461,170	(56,807)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	257,600	(17,938)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	166,600	(6,714)
If option exercised the Fund receives semi-annually floating 6 month GBP LIBOR and pays semi-annually 1.620%. Underlying interest rate swap terminating 01/06/16. European style. Counterparty: BB, Notional Amount GBP 35,000,000	January 2014	461,170	(865,192)
If option exercised the Fund receives semi-annually floating 6 month JPY LIBOR and pays semi-annually 1.600%. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: MSC, Notional Amount JPY 350,000,000	December 2013	129,978	(88,186)
Total options written		$2,513,032	$(3,202,578)

Written options activity for the year ended November 30, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2011	2,711	$633,392
Options written	4,199	819,404
Options terminated in closing purchase transactions	(4,315)	(949,447)
Options expired prior to exercise	(2,395)	(414,049)
Options outstanding at November 30, 2012	200	$89,300

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Swaptions and foreign exchange written options activity for the year ended November 30, 2012 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2011	$1,439,384
Swaptions & foreign exchange options written	3,471,300
Swaptions & foreign exchange options terminated in closing purchase transactions	(2,486,952)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at November 30, 2012	$2,423,732

Currency swap agreements8

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[15]	Receive rate[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	INR	249,400,000	USD	4,831,453	12/05/16	4.500%	6 month USD LIBOR	$—	$322,270	$322,270
MLI	CAD	21,865,500	USD	22,419,256	03/16/40	3 month BA	3 month USD LIBOR	(1,162,605)	411,497	(751,108)
MLI	USD	22,419,256	CAD	21,865,500	03/16/20	3 month USD LIBOR	3 month BA	1,162,605	(334,520)	828,085
								$—	$399,247	$399,247

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[15]	Payments received by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	USD	1,530,000	06/16/26	3.624%	3 month LIBOR (USD BBA)	$—	$(20,381)	$(20,381)
CITI	KRW	4,800,000,000	08/26/16	3.410	3 month CD KSDA	—	(74,425)	(74,425)
CITI	USD	42,400,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	171,770	171,770
CITI	USD	13,768,000	02/15/36	4.668	3 month LIBOR (USD BBA)	—	(5,829,513)	(5,829,513)
CSI	CAD	36,375,000	02/11/14	2.775	3 month BA	—	(811,848)	(811,848)
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500	(293,326)	2,830,725	2,537,399
CSI	CAD	9,200,000	02/11/22	4.145	3 month BA	—	(1,707,476)	(1,707,476)
GSI	TWD	140,000,000	08/26/16	1.280	3 month TWCPBA	—	(49,839)	(49,839)
JPMCB	CAD	36,375,000	02/11/14	3 month BA	2.775	—	811,848	811,848
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	—	(2,830,725)	(2,830,725)
JPMCB	CAD	9,200,000	02/11/22	3 month BA	4.145	—	1,707,476	1,707,476
JPMCB	EUR	8,200,000	05/04/22	6 month EURIBOR	2.130	—	624,672	624,672
JPMCB	EUR	3,650,000	05/04/42	2.460	6 month EURIBOR	—	(231,157)	(231,157)
JPMCB	USD	42,300,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	158,730	158,730
JPMCB	USD	105,000,000	07/03/42	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	141,402	141,402
MLI	CAD	22,140,000	04/08/17	3 month BA	1.978	—	411,693	411,693
MLI	CAD	7,480,000	02/04/21	3.725	3 month BA	194,693	(1,067,292)	(872,599)
MLI	CAD	7,410,000	02/04/31	3 month BA	4.310	—	1,965,392	1,965,392
MLI	CAD	2,620,000	02/04/41	4.208	3 month BA	—	(907,623)	(907,623)
MLI	JPY	4,364,000,000	04/26/13	6 month LIBOR (JPY BBA)	0.451	—	37,220	37,220
MLI	JPY	3,505,000,000	04/26/16	0.706	6 month LIBOR (JPY BBA)	—	(670,148)	(670,148)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Interest rate swap agreements (concluded)

Counterparty	Notional amount		Termination date	Payments made by the Fund[15]	Payments received by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
MLI	JPY	911,000,000	04/26/21	6 month LIBOR (JPY BBA)	1.334	$—	$713,986	$713,986
MLI	USD	4,180,000	06/18/18	2.090	3 month LIBOR (USD BBA)	—	(240,287)	(240,287)
MLI	USD	3,770,000	06/16/21	3 month LIBOR (USD BBA)	3.171	—	187,282	187,282
MSCI	CAD	21,160,000	04/08/17	3.600	3 month BA	—	(1,898,695)	(1,898,695)
						$(98,633)	$(6,577,213)	$(6,675,846)

Credit default swaps on credit indices—buy protection16

Counterparty	Referenced Index[17]	Notional amount		Termination date	Payments made by the Fund[15]	Upfront payments received	Value	Unrealized depreciation
JPMCB	CDX.NA.IG.Series 19 Index	USD	10,550,000	12/20/17	1.000%	$10,522	$(27,596)	$(17,074)

Credit default swaps on corporate and sovereign issues—buy protection16

Counterparty	Referenced obligation[17]	Notional amount		Termination date	Payments made by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Aetna, Inc. Bond, 6.625%, due 06/15/36	USD	3,000,000	09/20/17	1.000%	$40,342	$(68,164)	$(27,822)
CITI	Weyerhaeuser Co. Bond, 7.125%, due 07/15/23	USD	3,000,000	09/20/17	1.000	(96,189)	7,339	(88,850)
JPMCB	BorgWarner, Inc. Bond, 8.000%, due 10/01/19	USD	3,000,000	09/20/17	1.000	(71,807)	24,361	(47,446)
JPMCB	Government of Japan Bond, 2.000%, due 03/21/22	USD	4,000,000	12/20/17	1.000	20,131	(71,931)	(51,800)
MLI	Westvaco Corp. Bond, 7.950%, due 02/15/31	USD	3,000,000	09/20/17	1.000	(39,424)	5,356	(34,068)
MLI	XL Group PLC Bond, 6.250%, due 05/15/27	USD	3,000,000	09/20/17	1.000	(32,170)	4,756	(27,414)
MLI	Devon Energy Corp. Bond, 7.950%, due 04/15/32	USD	3,000,000	09/20/17	1.000	34,065	(27,698)	6,367
MSCI	Deutsche Bank AG Bond, 5.125%, due 08/31/17	EUR	1,750,000	06/20/17	1.000	(94,483)	2,168	(92,315)
						$(239,535)	$(123,813)	$(363,348)

Credit default swaps on credit indices—sell protection18

Counterparty	Referenced Index[17]	Notional amount		Termination date	Payments received by the Fund[15]	Upfront payments received	Value	Unrealized appreciation	Credit spread[19]
CITI	MCDX.NA.Series 19 Index	USD	10,550,000	12/20/17	1.000%	$310,276	$(236,718)	$73,558	1.565%
MLI	CDX.NA.HY.Series 15 Index	USD	4,000,000	12/20/15	5.000	295,000	168,716	463,716	3.919
						$605,276	$(68,002)	$537,274

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Credit default swaps on corporate and sovereign issues—sell protection18

Counterparty	Referenced obligation[17]	Notional amount		Termination date	Payments received by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[19]
BB	UnitedHealth Group, Inc. Bond, 6.000%, due 02/15/18	USD	3,000,000	09/20/17	1.000%	$11,776	$44,085	$55,861	0.731%
CITI	Republic of Argentina Bond, 8.280%, due 12/31/33	USD	1,500,000	09/20/13	5.000	(8,726)	(408,693)	(417,419)	49.926
CITI	Georgia-Pacific LLC Bond, 7.750%, due 11/15/29	USD	3,000,000	09/20/17	1.000	75,129	(5,027)	70,102	1.079
JPMCB	Johnson Controls, Inc. Bond, 7.125%, due 07/15/17	USD	3,000,000	09/20/17	1.000	120,295	(59,684)	60,611	1.474
JPMCB	Republic of China Bond, 4.250%, due 10/28/14	USD	4,000,000	12/20/17	1.000	(16,042)	95,358	79,316	0.562
MLI	International Paper Co. Bond, 5.300%, due 04/01/15	USD	3,000,000	09/20/17	1.000	75,129	(3,329)	71,800	1.067
MLI	JPMorgan Chase & Co. Bond, 4.750%, due 03/01/15	USD	3,000,000	09/20/17	1.000	45,158	9,850	55,008	0.973
MLI	Canadian Natural Resources Ltd. Bond, 6.250%, due 03/15/38	USD	3,000,000	09/20/17	1.000	60,192	(18,024)	42,168	1.172
						$362,911	$(345,464)	$17,447

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$62,858,306	$—	$62,858,306
Asset-backed securities	—	1,049,742	—	1,049,742
Collateralized debt obligations	—	5,592,712	4,798,347	10,391,059
Commercial mortgage-backed securities	—	17,106,220	—	17,106,220
Mortgage & agency debt securities	—	22,489,045	608,192	23,097,237
Municipal bonds	—	4,690,166	—	4,690,166
US government obligations	—	18,250,406	—	18,250,406
Non-US government obligations	—	59,725,580	—	59,725,580
Structured notes	—	8,701,447	—	8,701,447
Common stocks	9,504	—	10	9,514
Short-term investment	—	10,963,080	—	10,963,080
Options purchased	2,562	3,631,660	—	3,634,222
Forward foreign currency contracts, net	—	(118,084)	—	(118,084)
Futures contracts, net	74,443	—	—	74,443
Options written	(1,347)	(3,201,231)	—	(3,202,578)
Swap agreements, net	—	(6,742,841)	—	(6,742,841)
Total	$85,162	$204,996,208	$5,406,549	$210,487,919

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Corporate bonds	Collateralized debt obligations	Mortgage & agency debt securities	Common stocks	Total
Assets
Beginning balance	$4,235,825	$6,391,400	$—	$—	$10,627,225
Purchases	—	731,616	827,869	—	1,559,485
Issuances	—	—	—	0	—
Sales	(4,763,210)	(1,103,253)	(89,635)	—	(5,956,098)
Accrued discounts (premiums)	—	—	(14,807)	—	(14,807)
Total realized gain	918,366	98,456	—	—	1,016,822
Net change in unrealized appreciation/depreciation	(390,981)	619,728	(115,235)	10	113,522
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3†	—	(1,939,600)	—	—	(1,939,600)
Ending balance	$—	$4,798,347	$608,192	$10	$5,406,549

The change in unrealized appreciation relating to the Level 3 investments held at November 30, 2012 was $374,303.

†

Transfers out of Level 3 represent the value at the end of the period. At November 30, 2012, securities were transfered from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

Portfolio footnotes

*	Non-income producing security.
[1]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the value of these securities amounted to $23,645,278 or 11.07% of net assets.

[2]

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At November 30, 2012, the value of these securities amounted to $17,069,459 or 7.99% of net assets.

[3]	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At November 30, 2012, the value of these securities amounted to $10 or 0.00% of net assets.
[4]	Rate shown reflects annualized yield at November 30, 2012 on zero coupon bond.
[5]	Variable or floating rate security—The interest rate shown is the current rate as of November 30, 2012 and changes periodically.
[6]	PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[7]	Perpetual bond security. The maturity date reflects the next call date.
[8]	Security is illiquid. At November 30, 2012, the value of these securities and other derivative instruments amounted to $12,394,796 or 5.80% of net assets.
[9]

On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[10]	All or a portion of these securities have been designated as collateral for open swap agreements.
[11]	As of November 30, 2012, security had yet to make its first payment. Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[12]

Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

[13]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/11	Purchases during the year ended 11/30/2012	Sales during the year ended 11/30/2012	Value 11/30/2012	Income earned from affiliate for the year ended 11/30/2012
UBS Cash Management Prime Relationship Fund	$22,901,010	$117,049,485	$128,987,415	$10,963,080	$15,639

[14]	Amount represents less than 0.005%.
[15]	Payments made or received are based on the notional amount.
[16]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[17]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[18]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[19]

Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2012

Portfolio acronyms

BA	Canadian Bankers’ Acceptance Rate
BBA	British Banking Association
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
EURIBOR	Euro Interbank Offered Rate
GDP	Gross Domestic Product
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
LIBOR	London Interbank Offered Rate
OJSC	Open joint stock company
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
STRIP	Separate Trading of Registered Interest and Principal of Securities

TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Market Bills Rate

Counterparty abbreviations

BB	Barclays Bank PLC
BONY	Bank of New York Mellon
CITI	Citibank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC

JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSC	Morgan Stanley Capital Services Inc.
MSCI	Morgan Stanley & Co. International PLC
RBS	Royal Bank of Scotland PLC
SEB	Skandinaviska Enskilda Banken AB
SSB	State Street Bank & Trust

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
CZK	Czech Koruna
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won

MXN	Mexican Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvna
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of assets and liabilities—November 30, 2012

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$198,770,691)	$209,513,899
Investments in affiliated issuers, at value (cost—$10,963,080)	10,963,080
Total investments, at value (cost—$209,733,771)	$220,476,979
Foreign currency, at value (cost—$2,491,556)	2,472,182
Cash	5,937
Interest receivable	2,939,998
Receivable for investments sold	19,738,994
Receivable for foreign tax reclaims	5,279
Due from broker	15,082
Cash collateral for futures contracts	659,591
Outstanding swap agreements, at value[1]	10,857,952
Unrealized appreciation on forward foreign currency contracts	1,428,250
Other assets	2,185
Total assets	258,602,429
Liabilities:
Payable for investments purchased	22,299,761
Outstanding swap agreements, at value[1]	17,600,793
Options written, at value (premiums received—$2,513,032)	3,202,578
Unrealized depreciation on forward foreign currency contracts	1,546,334
Payable for investment advisory and administration fees	165,369
Directors’ fees payable	4,874
Accrued expenses and other liabilities	173,377
Total liabilities	44,993,086
Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 18,258,828 shares issued and outstanding	$206,059,202
Accumulated undistributed net investment income	1,284,468
Accumulated net realized gain	2,378,334
Net unrealized appreciation	3,887,339
Net assets	$213,609,343
Net asset value per share	$11.70

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $640,541.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of operations

Year ended November 30, 2012
Investment income:
Interest income, net of foreign withholding taxes of $4,871	$10,473,462
Affiliated interest	15,639
Total income	10,489,101
Expenses:
Investment advisory and administration fees	2,070,033
Custody and accounting fees	146,784
Professional fees	128,203
Reports and notices to shareholders	75,469
Listing fees	23,756
Transfer agency fees	17,922
Directors’ fees	17,639
Insurance expense	4,305
Other expenses	39,091
Total expenses	2,523,202
Less: Fee waivers by investment advisor and administrator	(103,524)
Net expenses	2,419,678
Net investment income	8,069,423
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	1,579,683
Futures contracts	2,705,200
Options written	2,478,921
Swap agreements	(208,069)
Forward foreign currency contracts	4,465,016
Foreign currency transactions	(1,521,419)
Change in net unrealized appreciation/depreciation on:
Investments	10,016,842
Futures contracts	(1,723,362)
Options written	(1,124,441)
Swap agreements	1,360,875
Forward foreign currency contracts	(2,383,651)
Translation of other assets and liabilities denominated in foreign currency	19,853
Net realized and unrealized gain from investment activities	15,665,448
Net increase in net assets resulting from operations	$23,734,871

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the years ended November 30,
	2012	2011
From operations:
Net investment income	$8,069,423	$8,349,641
Net realized gain	9,499,332	13,519,935
Change in net unrealized appreciation/depreciation	6,166,116	(3,161,198)
Net increase in net assets resulting from operations	23,734,871	18,708,378
Dividends and distributions to shareholders from:
Net investment income	(8,417,320)	(22,976,909)
Net realized gains	(9,270,007)	(9,386,864)
Total dividends and distributions	(17,687,327)	(32,363,773)
Net increase (decrease) in net assets	6,047,544	(13,655,395)
Net assets:
Beginning of year	207,561,799	221,217,194
End of year	$213,609,343	$207,561,799
Accumulated undistributed/(distributions in excess of) net investment income	$1,284,468	$(4,360,514)

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended November 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.37	$12.12	$11.94	$9.34	$11.40
Net investment income[1]	0.44	0.46	0.51	0.55	0.68
Net realized and unrealized gains (losses)	0.86	0.56	0.55	2.83	(1.76)
Net increase (decrease) from operations	1.30	1.02	1.06	3.38	(1.08)
Dividends from net investment income	(0.46)	(1.26)	(0.84)	(0.78)	(0.90)
Distributions from net realized gains	(0.51)	(0.51)	(0.04)	—	(0.08)
Total dividends and distributions	(0.97)	(1.77)	(0.88)	(0.78)	(0.98)
Net asset value, end of year	$11.70	$11.37	$12.12	$11.94	$9.34
Market price, end of year	$10.71	$10.52	$11.74	$10.63	$7.53
Total net asset value return[2]	12.13%	8.93%	9.23%	37.82%	(10.52)%
Total market price return[3]	11.42%	4.54%	19.42%	53.96%	(20.13)%
Ratios to average net assets:
Expenses before fee waivers by advisor and administrator	1.22%	1.22%	1.23%	1.25%	1.21%
Expenses after fee waivers by advisor and administrator	1.17%	1.17%	1.18%	1.23%	1.21%
Net investment income	3.90%	3.95%	4.22%	5.30%	6.14%
Supplemental data:
Net assets, end of year (000s)	$213,609	$207,562	$221,217	$218,009	$170,468
Portfolio turnover rate	182%	121%	59%	128%	102%

[1]	Calculated using the average shares method.
[2]

Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.

[3]

Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Notes to financial statements

Organization and significant accounting policies

Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern

Strategic Global Income Fund, Inc.

Notes to financial statements

time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non- vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

Strategic Global Income Fund, Inc.

Notes to financial statements

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim reporting periods beginning after December 15, 2011. During the period ended November 30, 2012, there were no transfers between Level 1 and Level 2 for the Fund.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Fund’s financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be

Strategic Global Income Fund, Inc.

Notes to financial statements

triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of November 30, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of November 30, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended November 30, 2012. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for the Fund as of and for the year ended November 30, 2012 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward contracts[1]	$—	$—	$1,428,250	$1,428,250
Futures contracts[2]	129,535	—	—	129,535
Options purchased[1]	3,517,033	—	117,189	3,634,222
Swap agreements[1]	9,762,196	361,989	733,767	10,857,952
Total value	$13,408,764	$361,989	$2,279,206	$16,049,959

[1]

Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

[2]

Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward contracts[1]	$—	$—	$(1,546,334)	$(1,546,334)
Futures contracts[2]	(55,092)	—	—	(55,092)
Options written[1]	(3,202,481)	—	(97)	(3,202,578)
Swap agreements[1]	(16,339,409)	(926,864)	(334,520)	(17,600,793)
Total value	$(19,596,982)	$(926,864)	$(1,880,951)	$(22,404,797)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, options written, at value and outstanding swap agreements, at value.
[2]

Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Strategic Global Income Fund, Inc.

Notes to financial statements

Activities in derivative instruments during the year ended November 30, 2012, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward contracts	$—	$—	$4,465,016	$4,465,016
Futures contracts	2,705,200	—	—	2,705,200
Options purchased[3]	(1,908,448)	—	(4,211,596)	(6,120,044)
Options written	1,641,755	—	837,166	2,478,921
Swap agreements	(1,397,486)	322,367	867,050	(208,069)
Total net realized gain	$1,041,021	$322,367	$1,957,636	$3,321,024

Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$(2,383,651)	$(2,383,651)
Futures contracts	(1,723,362)	—	—	(1,723,362)
Options purchased[3]	1,528,349	—	164,755	1,693,104
Options written	(1,096,469)	—	(27,972)	(1,124,441)
Swap agreements	1,024,166	234,599	102,110	1,360,875
Total change in net unrealized appreciation/depreciation	$(267,316)	$234,599	$(2,144,758)	$(2,177,475)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.
[3]	Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and change in net unrealized appreciation/depreciation on investments.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Portfolio of investments.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the

Strategic Global Income Fund, Inc.

Notes to financial statements

effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Strategic Global Income Fund, Inc.

Notes to financial statements

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2012 for which the Fund is the seller of protection are disclosed under the sections “Credit default swaps on corporate and sovereign issues—sell protection” and “Credit default swaps on credit indices—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Strategic Global Income Fund, Inc.

Notes to financial statements

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes

The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market

Strategic Global Income Fund, Inc.

Notes to financial statements

segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities

The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM investment advisory and administration fees, which are accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM has agreed voluntarily to waive 0.05% of its fees through July 31, 2013, thereby reducing the fees to 0.95% for such period. At November 30, 2012, the Fund owed UBS Global AM $165,369 which is composed of $174,075 of investment advisory and administration fees less fees waived of $8,706. For the year ended November 30, 2012, UBS Global AM waived $103,524 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended November 30, 2012, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $105,685,042. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Strategic Global Income Fund, Inc.

Notes to financial statements

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended November 30, 2012.

Capital stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2012. For the year ended November 30, 2012 and for the year ended November 30, 2011, there were no transactions involving common stock.

Purchases and sales of securities

For the year ended November 30, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government and agency securities, were as follows: $207,980,316 and $201,216,116, respectively. For the same period, aggregate purchases and sales of US government and agency securities, excluding short-term securities, were as follows: $156,406,723, and $157,685,581, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$11,928,493	$29,208,647
Net long-term capital gains	5,758,834	3,155,126
Total distributions paid	$17,687,327	$32,363,773

At November 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,448,496
Undistributed long-term capital gains	2,126,967
Accumulated capital and other losses	(1,864,585)
Net unrealized appreciation	3,839,263
Total accumulated earnings	$7,550,141

Strategic Global Income Fund, Inc.

Notes to financial statements

The difference between book-basis and tax-basis net unrealized appreciation is attributable to premium amortization adjustments, tax treatment of certain derivatives and wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended November 30, 2012, the Fund’s accumulated undistributed net investment income was increased by $5,992,879, accumulated undistributed net realized gain from investment activities was decreased by $5,952,991, and capital stock was decreased by $39,888. These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, distribution reclassification and adjustments for certain debt obligations.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.

As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At November 30, 2012, the Fund had no pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains.

During the fiscal year ended November 30, 2012, the Fund did not utilize any capital loss carryforwards to offset current year realized capital gains. The Fund did not have any capital loss carryforwards expire as of November 30, 2012.

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended November 30, 2012, the Fund did not incur, or elect to defer any such losses.

As of and during the year ended November 30, 2012, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Strategic Global Income Fund, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

January 29, 2013

Strategic Global Income Fund, Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2012. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2013. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $5,758,834 as long-term capital gains for the fiscal year ended November 30, 2012. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.

General information (unaudited)

The Fund

Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information

The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Changes to the Fund’s non-fundamental investment policies

Based upon a recommendation made by UBS Global AM, the Board of Directors of the Fund approved certain changes to the Fund’s non-fundamental investment policies which will become effective on March 1, 2013. These changes are described below.

Change to non-fundamental investment policies regarding below investment grade securities. The Fund invests in a wide range of US and non-US debt securities. Currently, the Fund has the following three non-fundamental investment policies relating to below investment grade securities:

•

the Fund normally invests at least 65% of its total assets in securities that, at the time of purchase, are rated at least BBB/Baa by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”) or, if not rated, are deemed by UBS Global AM to be of the equivalent credit quality;

•

the Fund may invest up to 35% of its total assets in fixed income securities of US and foreign issuers that are rated below BBB/Baa by S&P or Moody’s, or Fitch or, if not rated, are deemed by UBS Global AM to be of the equivalent credit quality; and

•

the Fund will invest less than 50% of its total assets in securities that are rated BBB/Baa and lower by S&P or Moody’s, or Fitch or, if not rated, are deemed by UBS Global AM to be of the equivalent credit quality.

To simplify its investment policies, to provide more investment flexibility and to allow increased investment in higher yielding assets, effective March 1, 2013, the above three policies have been replaced with a single non-fundamental investment policy requiring the Fund to normally invest at least 50% of its total assets in securities rated, at the time of purchase, at least BBB-/Baa3 by S&P, Moody’s or Fitch or, if not rated, deemed by UBS Global AM to be of the equivalent credit quality.

Expansion of non-fundamental policy regarding mortgage-backed securities. The Fund currently may invest up to 20% of its total assets in mortgage-backed securities, such as those issued by the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or certain foreign issuers.

Upon UBS Global AM’s recommendation, the Board has approved a change to this policy, effective March 1, 2013, that expands the Fund’s investments in mortgage-backed securities from 20% to 40% of its total assets, including residential and commercial mortgage-backed securities (both government agency issued and privately issued). UBS Global AM believes that these changes reflect developments that have occurred in the fixed income markets generally, and in the mortgage-backed securities market over the past decade.

Although the aforementioned changes to the Fund’s non-fundamental investment policies are anticipated to increase the Fund’s net investment income through increased investment in higher yielding assets, the changes

Strategic Global Income Fund, Inc.

General information (unaudited)

have certain associated risks, including possibly elevated volatility, higher drawdown and potentially weaker total returns when risk assets underperform.

Use of leverage through investment in dollar roll transactions

Based upon UBS Global AM’s recommendation, the Board also approved, effective March 1, 2013, the Fund’s use of dollar roll transactions as a means of employing leverage. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. The securities that are purchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing those securities may have different prepayment histories than those sold. Because the Fund receives the proceeds from the sale before it has to pay for the purchased securities (a later settlement) the use of dollar roll transactions provides economic leverage to the Fund.

The use of dollar roll transactions to leverage the Fund’s investments involves certain risks. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be used to purchase additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Dollar rolls are considered to be borrowings, and will therefore require the Fund to maintain on its records or with an approved custodian in a segregated account (or designate on the books of its custodian) cash or other liquid assets, marked to market daily, in an amount at least equal to its obligations under such commitment.

UBS Global AM believes that investments in dollar rolls will, together with the aforementioned changes to the Fund’s non-fundamental investment policies, increase the Fund’s net investment income, although there are no assurances that this will be the case.

In the longer term, the Fund may consider the use of other types of leverage when it is deemed to be appropriate in light of prevailing market conditions and future outlook.

Update regarding the use of derivatives by the Fund

The Fund has expanded its use of certain derivatives consistent with the authorization set forth in the Fund’s registration statement. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options (including, but not limited to, options on futures contracts, on foreign currencies and on swap agreements (explained further below)), futures contracts , forward interest rate and currency contracts, non-deliverable forwards, swap agreements (including, but not limited to, interest rate swaps; caps, floors and collars related to interest rates; total return, currency and credit default swaps), and credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund (e.g., managing portfolio duration, hedging), to replace more traditional direct investments, or to obtain exposure to certain markets.

Strategic Global Income Fund, Inc.

General information (unaudited)

Derivative instruments involve special considerations and risks, including the following:

Derivatives risk: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If UBS Global AM incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, swaps and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Leverage risk: Leverage involves increasing the total assets in which the Fund can invest beyond the level of its net assets, through investment in certain financial instruments. Because leverage increases the amount of the Fund’s assets, it can magnify the effect on the Fund of changes in market values. As a result, while leverage can increase the Fund’s income and potential for gain, it also can increase expenses and the risk of loss. To the extent the Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in derivatives involving obligations to third parties, if the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts to make such payments until the position expired or matured, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Swap agreement risk: The Fund may enter into various types of swap agreements, including, but not limited to, credit default swaps, total return swaps, interest rate swaps, index swaps, currency swaps and variance swap agreements. Swaps are agreements entered into primarily by institutional investors for periods ranging from a few weeks to a year or longer (e.g., several years). In a standard swap agreement, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset. In addition, the Fund may experience delays in payment or losses if the counterparty fails to perform under the contract.

Structured security risk: The Fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument (e.g., the risk related to the issuer of the referenced obligation in addition to the risk related to the issuer of the structured note). Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the Fund could suffer a loss.

Strategic Global Income Fund, Inc.

General information (unaudited)

Illiquidity risk: The Fund’s ability to close out a position in a derivative instrument depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. As a result, certain derivative instruments may be less liquid than other types of securities. The Fund could lose money if it cannot sell such derivative instruments at the time and price that would be most beneficial to the Fund.

Aggressive investment risk: The Fund may employ investment strategies that involve greater risks than the strategies used by other funds that do not use derivative instruments. UBS Global AM may employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase.

Strategic Global Income Fund, Inc.

General information (unaudited)

Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy

The Fund’s Board adopted a managed distribution policy in May 1998, which was revised (1) effective January 2000, (2) in May 2005, (3) effective August 2009 and (4) effective June 2011. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. The Board again approved a further reduction in the annualized rate of distribution pursuant to the policy from 7% to 6% in May 2011, effective beginning with the June 2011 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Strategic Global Income Fund, Inc. (the “Fund”), a closed-end investment company, on July 17-18, 2012, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration contract (the “Investment Advisory and Administration Contract”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory and administrative arrangements for the Fund. The Independent Directors initially discussed the materials provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration contracts.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board evaluated the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $151 billion in assets under management as of March 31, 2012 and was part of the UBS Global Asset Management Division, which had approximately $620 billion in assets under management worldwide as of March 31, 2012. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangements for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). In addition, at management’s request, Lipper provided supplemental expense data for the Fund, as the Fund’s Expense Group may have been too small to make any statistically meaningful comparisons. The Expense Group consisted of the Fund and two other comparable non-leveraged funds. The expanded expense universe included leveraged and non-leveraged comparable funds and increased the size of the comparison to the Fund and seven other funds.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were above the other two funds in the Expense Group which have narrower investment mandates compared to the Fund. The two peers invest solely in global sovereign debt markets while the Fund allocates broadly across a variety of fixed income markets, including sovereign and supranational debt, investment grade corporates, high yield, residential and commercial mortgage-backed securities, as well as collateralized debt and loan obligations. Management noted that the Fund’s expenses appear to be generally in line with the funds in the broader expense group. Management also noted that UBS Global AM has agreed to continue waiving 5 basis points (i.e., 0.05%) of its advisory fee through July 31, 2013, making the Fund’s effective Actual Management Fee, after the waiver, 95 basis points (i.e., 0.95%) of the Fund’s average weekly net assets until July 31, 2013.

In light of the foregoing (including the voluntary fee waiver) and the performance record described below, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2012, (b) annualized performance information for each year in the ten-year period ended April 30, 2012 and (c) the performance of the Fund’s shares based on market action, including discounts from and premiums to net asset value per share. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was above the Performance Universe median for the one-, three- and five-year periods, but for the ten-year period and since inception, its performance was below the performance of the only other peer fund. Management noted that the Performance Universe for the ten-year period and since inception may have been too small to make any statistically meaningful comparisons, as it only included the Fund and one other peer fund. Management further noted that the Fund has delivered superior performance relative to its Performance Universe peers during recent periods, outperforming the median

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

by 2.57% over the one-year period. Management also noted that it, in order to enhance the Fund’s ability to use its broad investment mandate, has recently expanded the team responsible for the Fund’s day-to-day portfolio management.

Based on its review of the Fund and management’s presentation, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. The board also noted that advisory contracts of closed-end funds frequently do not contain breakpoints applicable to a fund’s current asset size. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM did not expect to materially benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2013 annual stockholders meeting, with another class expiring at the 2014 meeting and the remaining class’s term expiring at the 2015 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I — Richard R. Burt and Meyer Feldberg; Class II — Bernard H. Garil and Heather R. Higgins; and Class III — Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Interested Directors:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Meyer Feldberg††; 70 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992; Term expires 2014	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Interested Directors (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Barry M. Mandinach†††; 55 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Director	Since 2010; Term expires 2013	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Independent Directors:

Richard Q. Armstrong; 76 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors); Term expires 2013	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates as investment advisor or manager.	None

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Alan S. Bernikow; 72 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2013	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is a director of Premier American Bank, N.A.

Richard R. Burt; 65 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1996; Term expires 2014	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Bernard H. Garil; 71 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2015	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1991 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006; Term expires 2015	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) (until term-limited) and the Philanthropy Roundtable (vice chairman). She also serves as a member of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark E. Carver*; 49	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Scott E. Dolan**; 46	Vice President	Since May 2012	Mr. Dolan is a managing director and Co-Head of US Multi-Sector Fixed Income at UBS Global AM—Americas region (since 2012). He is jointly responsible for managing several key investment strategies. He is also responsible for securitized portfolio management, a role he assumed in 2008 when he joined UBS Global AM. He also serves as a member of UBS Global AM’s Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

John Dugenske**; 46	Vice President	Since May 2012	Mr. Dugenske is a managing director and Head of North American Fixed Income at UBS Global AM—Americas region (since 2009). In this role, he has overall responsibility for US fixed income investment capabilities and chairs the UBS Global AM Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

Craig G. Ellinger**; 42	Vice President	Since May 2012	Mr. Ellinger is a managing director and the Head of US Investment Grade and Global High Yield Fixed Income at UBS Global AM—Americas region (since 2012); previously, he was the global head of credit research and global head of high yield at UBS Global AM—Americas region (since 2008). In this role, he oversees US investment grade and global high yield portfolio management. Mr. Ellinger is vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Brian Fehrenbach**; 47	Vice President	Since May 2012	Mr. Fehrenbach is a managing director and Co-Head of US Multi-Sector Fixed Income at UBS Global AM—Americas region (since July 2012). He is jointly responsible for managing several key investment strategies. Prior to assuming his current role, he led the derivatives strategy group for fixed income on a global basis, and has been with UBS Global AM since 2006. He also serves as a member of UBS Global AM’s Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 32	Vice President and Assistant Secretary	Since September 2012	Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 54	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy Osborn*; 46	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Uwe Schillhorn**; 48	Vice President	Since 2004	Mr. Schillhorn is a managing director (since March 2010) (prior to which he was an executive director), and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606-2807.
†

Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further described in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.

††

Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

†††	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

Strategic Global Income Fund, Inc.

UBS family of funds privacy notice

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice

This privacy notice is not a part of the shareholder report.

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647-1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice

This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	John Dugenske Vice President Craig Ellinger Vice President
Thomas Disbrow Vice President and Treasurer Scott Dolan Vice President	Brian Fehrenbach Vice President Uwe Schillhorn Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©UBS 2013. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S299

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended November 30, 2012 and November 30, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $68,200 and $62,600, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended November 30, 2012 and November 30, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $5,144 and $3,600, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2012 and 2011 semiannual financial statements, and (2) review of the consolidated 2011 and 2010 report on the profitability of the UBS funds to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended November 30, 2012 and November 30, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $5,619 and $4,725, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended November 30, 2012 and November 30, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through December 2011)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-

audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1]

The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2012 and November 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2012 and November 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2012 and November 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2012 and November 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2012 and November 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2012 and November 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended November 30, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended November 30, 2012 and November 30, 2011, the aggregate fees billed by E&Y of $191,125 and $235,675, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2012	2011
Covered Services	$10,763	$8,325
Non-Covered Services	$180,362	$227,350

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Names – Uwe Schillhorn, Craig Ellinger, Scott Dolan, John Dugenske and Brian Fehrenbach provide day-to-day portfolio management for the registrant as a team.

Title – Mr. Schillhorn, Mr. Ellinger, Mr. Dolan, Mr. Dugenske and Mr. Fehrenbach are each a Vice President of the registrant.

Length of Service – Mr. Schillhorn began serving as a portfolio manager for the registrant in 2004 and became a Vice President in May 2004. Mr. Ellinger began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Dolan began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Dugenske began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Fehrenbach began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012.

Business Experience Last 5 Years (for Mr. Schillhorn ) – Mr. Schillhorn is a managing director (since 2010) (prior to which he was an executive director) and head of emerging markets debt (since 2004) at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As head of emerging markets debt, he oversees the management of all emerging market portfolios, including research, formulation and implementation of investment strategy and trading. He is responsible for analysis and management of fixed income investments in Latin American countries as well as for emerging market currencies. He is a member of the Global Fixed Income Investment Committee.

Business Experience Last 5 Years (for Mr. Ellinger) – Mr. Ellinger is a managing director and the Head of US Investment Grade and Global High Yield Fixed Income at UBS Global AM (since 2012); previously, he was the global head of credit research and global head of high yield at UBS Global AM (since 2008). In this role, he oversees US investment grade and global high yield portfolio management.

Business Experience Last 5 Years (for Mr. Dolan) – Mr. Dolan is a managing director and Co-Head of US Multi-Sector Fixed Income at UBS Global AM (since 2012). He is jointly responsible for managing several key investment strategies. He is also responsible for securitized portfolio management, a role he assumed in 2008 when he joined UBS Global AM.

Business Experience Last 5 Years (for Mr. Dugenske) – Mr. Dugenske is a managing director and Head of North American Fixed Income at UBS Global AM (since 2009). In this role, he has overall responsibility for US fixed income investment capabilities and chairs the UBS Global AM Fixed Income Investment Committee. Prior to joining UBS Global AM in 2009, he spent over four years at the former asset management business of Lehman Brothers, which encompassed Lehman Brothers Asset Management and Neuberger Berman, where he most recently held the position of head of European and middle east fixed income, based in London.

Business Experience Last 5 Years (for Mr. Fehrenbach) – Mr. Fehrenbach is a managing director and Co-Head of US Multi-Sector Fixed Income at UBS Global AM (since 2012). He is jointly responsible for managing several key investment strategies. Prior to assuming his current role, he led the derivatives strategy group for fixed income on a global basis and has been with UBS Global AM since 2006.

Information in 8(a)(1) is as of February 8, 2013.

(a) (2) (i) Messrs. Schillhorn, Ellinger, Dolan, Dugenske and Fehrenbach are primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a) (2) (ii) (A) Registered Investment Companies

Mr. Schillhorn is responsible for 4 additional Registered Investment Companies (not including the registrant) totaling approximately $344 million as of November 30, 2012.

Mr. Ellinger is responsible for 13 additional Registered Investment Companies (not including the registrant) totaling approximately $1 billion as of November 30, 2012.

Mr. Dolan is responsible for 9 additional Registered Investment Companies (not including the registrant) totaling approximately $770 million as of November 30, 2012.

Mr. Fehrenbach is responsible for 9 additional Registered Investment Companies (not including the registrant) totaling approximately $731 million as of November 30, 2012.

Mr. Dugenske is responsible for 8 additional Registered Investment Companies (not including the registrant) totaling approximately $686 million as of November 30, 2012.

(a) (2) (ii) (B) Other Pooled Investment Vehicles

Mr. Schillhorn is responsible for 11 Other Pooled Investment Vehicles totaling approximately $6 billion as of November 30, 2012.

Mr. Ellinger is responsible for 11 Other Pooled Investment Vehicles totaling approximately $6 billion as of November 30, 2012.

Mr. Dolan is responsible for 7 Other Pooled Investment Vehicles totaling approximately $1 billion as of November 30, 2012.

Mr. Fehrenbach is responsible for 2 Other Pooled Investment Vehicles totaling approximately $256 million as of November 30, 2012.

Mr. Dugenske is responsible for 0 Other Pooled Investment Vehicles totaling approximately $0 as of November 30, 2012.

(a) (2) (ii) (C) Other accounts

Mr. Schillhorn is responsible for 14 other accounts totaling approximately $11 billion as of November 30, 2012.

Mr. Ellinger is responsible for 4 other accounts totaling less than $1 million as of November 30, 2012.

Mr. Dolan is responsible for 9 other accounts totaling approximately $7 billion as of November 30, 2012.

Mr. Fehrenbach is responsible for 15 other accounts totaling approximately $3 billion as of November 30, 2012.

Mr. Dugenske is responsible for 2 other accounts totaling less than $1 million as of November 30, 2012.

(a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account as of November 30, 2012.

One (for Mr. Schillhorn only)

(a) (2) (iv) Conflicts.

The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of November 30, 2012.)

(a)	(3) Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio management team, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•

The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•

Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•

Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global AM funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependant upon the overall profitability of UBS Group and UBS Global AM.

The allocation of the variable compensation pool to the portfolio manager is linked to the investment performance of the registrant versus its benchmark, here a blended benchmark composed of 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and, where appropriate, peer strategies over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of November 30, 2012.)

(a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of November 30, 2012.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 8, 2013